Fees Summary	Jan. 29, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 9,885.63
Total Fee Amount	9,885.63
Total Transaction Valuation	71,583,139.00
Total Offset Amount	0.00
Net Fee	$ 0.00